                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21488

                        Cohen & Steers Utility Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Adam M. Derechin
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2005

Item 1. Reports to Stockholders.

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

July 28, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Utility Fund for the quarter and semiannual period ended June 30, 2005. The net asset values per share at that date were $15.16, $15.11, and $15.12 for Class A, B, and C shares, respectively. Class I shares had a net asset value of $15.17 per share. During the quarter, the fund delivered the following total returns (including income) compared to its relevant benchmarks:

                                                             TOTAL RETURN,
                                                             PERIOD ENDED
                                                                6/30/05
                                                          -------------------
                                                                      YEAR
                                                          QUARTER    TO DATE
                                                          -------    -------
Cohen & Steers Utility Fund Class A.....................   8.3%         11.3%
Cohen & Steers Utility Fund Class B.....................   8.1%         11.0%
Cohen & Steers Utility Fund Class C.....................   8.1%         11.0%
Cohen & Steers Utility Fund Class I.....................   8.4%         11.5%
S&P 1500 Utilities Index(a).............................   9.4%         14.6%
Merrill Lynch Fixed Rate Preferred Index(b).............   2.6%          0.1%
S&P 500 Index...........................................   1.4%        - 0.8%

    Fund performance information does not take into account sales load or contingent deferred sales charges, if any.

    The asset mix of the fund at quarter-end consisted of 81% utility common stocks, 17% preferred stocks, and other fixed income investments (including 3% in fixed income securities issued by utility companies), and 2% cash. The preferred allocation is designed to provide diversification benefits and help increase the income potential of the fund.(c)

    During the quarter, quarterly distributions were declared for shareholders of record of June 23, 2005 and paid on June 24, 2005 in amounts per share for Class A, B, C, and I shares of $0.085, $0.065, $0.065, $0.095, respectively.(c)

INVESTMENT REVIEW

    Utility shares performed well during the quarter, building on the sector's strong returns in 2004. Improved fundamentals, a resurgence of merger and acquisition activity, and a favorable regulatory and commodity price

-------------------
(a) S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 83 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas.
(b) The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.
(c) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

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                                       1




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                        COHEN & STEERS UTILITY FUND, INC.

environment contributed to overall performance, in our view. We believe that utilities also continued to benefit from a strong position relative to the equity and fixed income markets. Strong fundamentals in the utility sector have led to attractive earnings and dividend growth over the past few years. Fearing slower profit growth in many industries as a result of Federal Reserve tightening and a potential economic slowdown, we believe investors continue to favor the higher income potential of utilities relative to other sectors. Additionally, in our view, the reduced taxation of qualified dividend income has attracted investors to utility stocks.

    Many utilities continued to raise dividends during the second quarter. In the U.S., for example, Equitable Resources announced an 11% dividend increase. European utilities RWE, National Grid Transco, E.ON and Scottish and Southern also raised their dividends by 25%, 20%, 18% and 12%, respectively. For the twelve months ended June 30, 2005, 51 domestic electric utilities increased their dividends by an average of 15.3%. Thirty-one companies had no change in their dividends and no companies reduced their dividends.

    2005 has been marked by a surge in consolidation activity among utility companies. Three utility mergers representing $50.8 billion in transaction value have been announced over the past six months: Exelon's $26.9 billion purchase of Public Service Enterprise Group at an attractive 13% premium, Duke Energy's $14.5 billion acquisition of Cinergy at an attractive 13% premium, and Warren Buffett's MidAmerican Energy's $9.4 billion bid for PacifiCorp, a subsidiary of ScottishPower. Scottish Power's share price rose 6% on the day the acquisition was announced and 10% from the day of the announcement to quarter-end. We are pleased to report that the fund owned all of the takeover targets. The recent merger announcements follow four years of minimal consolidation activity as managements worked to rationalize unregulated businesses, strengthen balance sheets, and focus on managing and bolstering core utility franchises.

    A common theme in mergers and acquisitions has been for large, well-capitalized and well-managed utilities to acquire companies facing major operational, regulatory or financial challenges. We believe Exelon's superior operating skills can improve PSEG's troubled nuclear plants; Duke Energy's natural gas-fired power plants in the Midwest and strong balance sheet should help fund Cincinnati-based Cinergy's large environmental capital expenditure program; MidAmerican and Berkshire Hathaway's superior balance sheet and cash flow positions should enable significant infrastructure investments at PacifiCorp.

    The fund's best performing sector was the multi utility group, which posted a 15.5% total return during the quarter. (Because their business models do not offer the stability and visibility of cash flows and attractive dividend income profiles offered by traditional utilities, our fund does not generally focus on the multi-utility group, which is comprised of independent power producers and distressed utilities and merchant energy companies.) CMS Energy, our only holding in this group, delivered strong stock price performance stemming from positive regulatory decisions that has led to an improving earnings profile.

    The fund's best performing investments were Teekay LNG, Equitable Resources, and Edison International, with returns of 28.2%, 19.2%, and 17.5%, respectively. Teekay benefited from a successful initial public offering and subsequent positive news of growth in their development backlog. As a leading natural gas exploration and production company in Appalachia, Equitable benefited from attractive gas prices and the announcement of an

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                                       2




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                        COHEN & STEERS UTILITY FUND, INC.

accelerated drilling program. Edison International's strong relative performance was driven by expectations for improved earnings at the company's unregulated power subsidiary due to rising wholesale power prices.

    The integrated electric sector was the worst performing sector for the quarter, returning 9.2%. Enel was the worst performer in this sector, with a
 - 6.2% total return, due to the weakening European currency and expectations for large equity issuance. Dominion Resources, which returned - 0.5%, also detracted from performance following the announcement of a weaker-than-expected earnings outlook for 2006.

    During the quarter, the fund's performance relative to the utility indexes was influenced by our allocation to preferred stocks. The fund's preferred and fixed income positions, which are utilized with the objective of enhancing the income potential of the fund, detracted from performance due to the better overall performance of utility stocks. Preferred shares benefited during the quarter from declining interest rates, but detracted from overall performance, up only 3%, compared with utilities, which were up 10%.

INVESTMENT OUTLOOK

    We have a positive outlook for the utility sector due to our expectations for strong operating fundamentals, further industry consolidation, and favorable macro trends. After wholesale power prices collapsed under the weight of an oversupply of power plants, we have witnessed a dramatic turnaround in sector fundamentals as managements on the whole have written down or sold merchant power plants and right-sized their balance sheets through substantial amounts of equity issuance. For our portfolio, we focus on those companies with strong fundamentals that offer the potential for attractive dividend and earnings growth.

    We believe that utilities with low cost nuclear and coal-fired generation will continue to benefit from higher power prices, and therefore we see these types of companies as potentially attractive investment opportunities. In our view, we are near the trough of the commodity price cycle in wholesale power markets, with demand growth gradually consuming excess power plant capacity.

    Furthermore, in retail power markets we think that a constructive regulatory environment could allow many large utilities to receive a timely and potentially attractive return on capital invested in significant infrastructure projects. These initiatives include the installation of emissions reduction equipment for power plants and the construction of new power lines to bolster the transmission grid.

    We view recent utility merger activity as the beginning of a long-term consolidation trend. We believe that regulators will take a constructive stance on mergers given the need to bolster and integrate the fragmented and aging transmission grid. The utility industry is highly fragmented due to the Public Utility Holding Company Act (PUHCA). While it is difficult to forecast this with any certainty, the possible repeal of this legislation, which hinders mergers among noncontiguous utilities, could accelerate the M&A trend. We have long expected consolidation to return to the utility sector considering the large number of utility companies in the U.S. compared with other developed countries or other U.S. industries such as railroads and regional telephone services, where just a handful of players exist. Overall, we believe that the benefits of economies of scale to potentially achieve higher growth in a mature, moderate growth industry should continue to drive consolidation.

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                                       3




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                        COHEN & STEERS UTILITY FUND, INC.

    On a pre-tax basis, utility dividend yields are consistent with historical standards, at approximately 90% of the 10-year Treasury bond yield. Importantly, however, the attractiveness of the after-tax yields from utilities has increased dramatically since the implementation of the Jobs and Growth Reconciliation Act in 2003, which lowered the tax rate on qualified dividend income to a maximum of 15.0% from a maximum rate of 38.6%. Therefore, on an after-tax basis, utility stocks look attractively valued relative to their historical relationship with Treasury bonds, in our view.

    We believe an overall environment will remain favorable for utilities. Over the long term, we foresee a low return environment in which the potential for utilities to generate attractive yet predictable earnings growth and high current income will be increasingly attractive to investors, especially as an aging population raises demand for relatively lower risk and higher yielding investments. By focusing our portfolio on attractively valued, traditional gas and electric utilities that offer the potential for above average dividend and earnings growth, we believe that Cohen & Steers Select Utility Fund is well positioned to meet its income and capital appreciation objectives.

Sincerely,

        MARTIN COHEN             ROBERT H. STEERS
        MARTIN COHEN             ROBERT H. STEERS
        Co-chairman              Co-chairman

        ROBERT BECKER            WILLIAM F. SCAPELL
        ROBERT BECKER            WILLIAM F. SCAPELL
        Portfolio Manager        Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.


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                                       4




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                        COHEN & STEERS UTILITY FUND, INC.

                                EXPENSE EXAMPLE
                                  (UNAUDITED)

    As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

                                ACTUAL EXPENSES

    The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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                                       5




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                        COHEN & STEERS UTILITY FUND, INC.

                   EXPENSE EXAMPLE (UNAUDITED) -- (CONTINUED)

                                                                                EXPENSES PAID
                                              BEGINNING         ENDING          DURING PERIOD*
                                            ACCOUNT VALUE    ACCOUNT VALUE    JANUARY 1, 2005 -
                                           JANUARY 1, 2005   JUNE 30, 2005      JUNE 30, 2005
                                           ---------------   -------------      -------------
CLASS A
Actual (11.30% return)...................     $1,000.00        $1,113.00            $ 7.86
Hypothetical (5% annual return before
  expenses)..............................     $1,000.00        $1,017.36            $ 7.50

CLASS B
Actual (10.96% return)...................     $1,000.00        $1,109.60            $11.25
Hypothetical (5% annual return before
  expenses)..............................     $1,000.00        $1,014.13            $10.74

CLASS C
Actual (10.95% return)...................     $1,000.00        $1,109.50            $11.25
Hypothetical (5% annual return before
  expenses)..............................     $1,000.00        $1,014.13            $10.74

CLASS I
Actual (11.53% return)...................     $1,000.00        $1,115.30            $ 6.03
Hypothetical (5% annual return before
  expenses)..............................     $1,000.00        $1,019.09            $ 5.76

-------------------
* Expenses are equal to the fund's annualized expense ratio of 1.50%, 2.15%, 2.15% and 1.15% respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the fund had bourne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.66%, 2.32%, 2.32% and 1.32% respectively.

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                                       6

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                        COHEN & STEERS UTILITY FUND, INC.

                                 JUNE 30, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                  MARKET        % OF
                                                                  VALUE      NET ASSETS
     SECURITY                                                   ----------   ----------
 1.  Exelon Corp..............................................  $6,464,141      4.64%
 2.  Duke Energy Corp.........................................   6,409,550      4.60
 3.  Edison International.....................................   5,723,227      4.11
 4.  FPL Group................................................   5,559,743      3.99
 5.  PG&E Corp................................................   5,511,135      3.95
 6.  TXU Corp.................................................   4,706,218      3.38
 7.  Southern Co..............................................   4,553,003      3.27
 8.  Entergy Corp.............................................   4,552,190      3.27
 9.  Dominion Resources.......................................   4,531,392      3.25
10.  PPL Corp.................................................   4,432,064      3.18

                                SECTOR BREAKDOWN
                             (BASED ON NET ASSETS)
                                  (UNAUDITED)

                                   [PIE CHART]

                Electric-Integrated                        65.60%
                Miscellaneous                              11.54%
                Electric-Distribution                       6.63%
                Gas-Integrated                              5.51%
                Gas-Distribution                            3.15%
                Hotel                                       2.07%
                Pipelines                                   2.00%
                Office                                      1.81%
                Other Assets in Excess of Liabilities       1.69%

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                                       7




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                        COHEN & STEERS UTILITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2005 (UNAUDITED)

                                                    NUMBER        VALUE        DIVIDEND
                                                   OF SHARES    (NOTE 1)        YIELD(a)
                                                   ---------   -----------   ------------
COMMON STOCK                              83.72%
  UTILITIES                               80.62%
    ELECTRIC -- INTEGRATED                63.33%
         Ameren Corp.............................     76,444   $ 4,227,353       4.59%
         American Electric Power Co..............     31,808     1,172,761       3.80
         CINergy Corp............................     46,795     2,097,352       4.28
         Cleco Corp..............................     42,616       919,227       4.17
         CMS Energy Corp.(b).....................     52,400       789,144         --
         Constellation Energy Group..............     58,500     3,374,865       2.32
         DPL.....................................     81,000     2,223,450       3.50
         DTE Energy Co...........................     41,586     1,944,977       4.40
         Dominion Resources......................     61,744     4,531,392       3.65
         Duke Energy Corp........................    215,592     6,409,550       4.17
         E.ON AG (ADR)...........................     50,574     1,497,496       3.17
         Edison International....................    141,140     5,723,227       2.47
         El Paso Electric Co.(b).................     12,400       253,580         --
         Enel S.P.A., (ADR)......................     10,600       460,146       4.98
         Entergy Corp............................     60,254     4,552,190       2.86
         Exelon Corp.............................    125,933     6,464,141       3.12
         FirstEnergy Corp........................     50,555     2,432,201       3.43
         FPL Group...............................    132,186     5,559,743       3.38
         Hawaiian Electric Industries............      9,304       249,440       4.63
         NiSource................................     82,681     2,044,701       3.72
         PG&E Corp...............................    146,807     5,511,135       3.20
         PPL Corp................................     74,639     4,432,064       3.10
         Pinnacle West Capital Corp..............     21,950       975,678       4.27
         Progress Energy.........................     20,184       913,124       5.22
         Public Service Enterprise Group.........     43,443     2,642,203       3.68
         Puget Energy............................     13,865       324,164       4.28
         SCANA Corp..............................     77,839     3,324,504       3.65
         Scottish Power plc (ADR)................      7,117       253,365       3.60
         Southern Co.............................    131,324     4,553,003       4.30
         TXU Corp................................     56,640     4,706,218       2.71
         Westar Energy...........................     16,225       389,887       3.83
         Xcel Energy.............................    170,003     3,318,459       4.41
                                                               -----------
                                                                88,270,740
                                                               -----------

                See accompanying notes to financial statements.
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                                       8




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                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                    NUMBER        VALUE        DIVIDEND
                                                   OF SHARES    (NOTE 1)        YIELD
                                                   ---------   -----------   ------------
    ELECTRIC -- DISTRIBUTION               6.63%
         Consolidated Edison.....................     53,848   $ 2,522,240       4.87%
         Energy East Corp........................     71,980     2,085,980       3.80
         National Grid Transco plc (ADR).........     31,347     1,528,793       4.37
         NSTAR...................................     56,387     1,738,411       3.76
         Pepco Holdings..........................     57,210     1,369,607       4.18
                                                               -----------
                                                                 9,245,031
                                                               -----------
    GAS -- DISTRIBUTION                    3.15%
         AGL Resources...........................     75,896     2,933,380       3.21
         Atmos Energy Corp.......................      4,558       131,270       4.31
         New Jersey Resourses Corp...............     10,027       483,803       2.82
         Vectren Corp............................     29,348       843,168       4.11
                                                               -----------
                                                                 4,391,621
                                                               -----------
    GAS -- INTEGRATED                      5.51%
         Energen Corp............................     52,106     1,826,315       2.28
         Equitable Resources.....................     50,010     3,400,680       2.47
         KeySpan Corp............................      5,237       213,146       4.47
         Sempra Energy...........................     54,068     2,233,549       2.81
                                                               -----------
                                                                 7,673,690
                                                               -----------
    PIPELINES                              1.99%
         Questar Corp............................     42,139     2,776,960       1.37
                                                               -----------
         TOTAL UTILITIES.........................              112,358,042
                                                               -----------
  UTILITY -- FOREIGN                       1.16%
    ELECTRIC -- INTEGRATED
         RWE AG(c)...............................     20,918     1,343,261       2.82
         Scottish and Southern Energy(c).........     15,000       271,447       2.98
                                                               -----------
                                                                 1,614,708
                                                               -----------
  TELECOMMUNICATION SERVICES               0.39%
         FairPoint Communications................     34,000       549,100       9.29
                                                               -----------
  TRANSPORT -- MARINE                      1.55%
         Teekay LNG Partners LP..................     76,600     2,160,120       5.85
                                                               -----------
              TOTAL COMMON STOCK
                (Identified
                cost -- $103,489,252)............              116,681,970
                                                               -----------

                See accompanying notes to financial statements.
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                                       9

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                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                    NUMBER        VALUE        DIVIDEND
                                                   OF SHARES    (NOTE 1)        YIELD
                                                   ---------   -----------   ------------
PREFERRED SECURITIES -- $25 PAR VALUE      9.95%
  FINANCE                                  0.06%
         MBNA Capital, 8.125%, Series D
            (TruPS)..............................      3,300   $    87,978       7.61%
                                                               -----------
  MEDIA                                    0.27%
         Liberty Media Corp., 8.75% (PPLUS)......      2,450        64,680       8.30
         Shaw Communications, 8.50%, Series B
            (COPrS)..............................     12,400       312,604       8.45
                                                               -----------
                                                                   377,284
                                                               -----------
  REAL ESTATE                              8.51%
    DIVERSIFIED                            1.57%
         Colonial Properties Trust, 7.62%,
            Series E.............................     15,700       384,650       7.80
         Digital Realty Trust, 8.50%, Series A...     18,000       466,470       8.22
         Entertainment Properties Trust, 7.75%,
            Series B.............................     11,000       278,960       7.65
         iStar Financial, 7.875%, Series E.......      4,200       108,297       7.64
         iStar Financial, 7.80%, Series F........     19,900       509,440       7.62
         iStar Financial, 7.65%, Series G........     11,300       288,150       7.49
         iStar Financial, 7.50%, Series I........      6,200       155,744       7.48
                                                               -----------
                                                                 2,191,711
                                                               -----------
    HEALTH CARE                            0.55%
         Health Care REIT, 7.875%, Series D......     13,900       356,952       7.67
         Health Care REIT, 7.625%, Series F......     14,200       358,834       7.56
         LTC Properties, 8.00%, Series F.........      2,200        56,265       7.82
                                                               -----------
                                                                   772,051
                                                               -----------
    HOTEL                                  2.07%
         Ashford Hospitality Trust, 8.55%,
            Series A.............................     12,200       318,725       8.19
         Eagle Hospitality Properties Trust,
            8.25%, Series A......................     10,000       257,000       8.02
         FelCor Lodging Trust, 8.00%, Series C...     10,900       267,377       8.15
         Innkeepers USA Trust, 8.00%, Series C...     21,200       542,084       7.82
         Strategic Hotel Capital, 8.50%,
            Series 144A(d).......................     28,200       729,675       8.23
         Sunstone Hotel Investors, 8.00%,
            Series A.............................     30,000       772,500       7.77
                                                               -----------
                                                                 2,887,361
                                                               -----------

                See accompanying notes to financial statements.
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                                       10




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                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                    NUMBER        VALUE        DIVIDEND
                                                   OF SHARES    (NOTE 1)        YIELD
                                                   ---------   -----------   ------------
    OFFICE                                 1.81%
         Alexandria Real Estate Equities, 8.375%,
            Series C.............................      3,850   $   101,602       7.92%
         Corporate Office Properties Trust,
            8.00%, Series G......................      2,600        67,210       7.74
         CRT Properties, 8.50%, Series A.........      2,000        49,420       8.62
         Cousins Properties, 7.50%, Series B.....      6,000       152,820       7.38
         Highwoods Properties, 8.00%, Series B...     17,300       435,095       7.95
         Highwoods Properties, 8.00%, Series D...     25,053       630,083       7.95
         Kilroy Realty Corp., 7.50%, Series F....      5,600       142,240       7.40
         Maguire Properties, 7.625%, Series A....     15,450       390,576       7.56
         SL Green Realty Corp., 7.875%,
            Series D.............................     21,450       550,193       7.68
                                                               -----------
                                                                 2,519,239
                                                               -----------
    RESIDENTIAL                            1.56%
       APARTMENT                           1.04%
         Apartment Investment and Management Co.,
            9.375%, Series G.....................      5,000       133,000       8.80
         Apartment Investment and Management Co.,
            8.00%, Series T......................     13,400       339,020       7.91
         Apartment Investment and Management Co.,
            8.00%, Series V......................     14,500       368,300       7.87
         Apartment Investment and Management Co.,
            7.875%, Series Y.....................     24,000       602,400       7.85
                                                               -----------
                                                                 1,442,720
                                                               -----------
       MANUFACTURED HOME                   0.52%
         Affordable Residential Communities,
            8.25%, Series A......................     16,500       417,450       8.14
         American Land Lease, 7.75%, Series A....     12,100       306,130       7.67
                                                               -----------
                                                                   723,580
                                                               -----------
         TOTAL RESIDENTIAL.......................                2,166,300
                                                               -----------
    SHOPPING CENTER                        0.80%
       COMMUNITY CENTER                    0.18%
         Cedar Shopping Centers, 8.875%,
            Series A.............................      9,600       256,320       8.31
                                                               -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                    NUMBER        VALUE        DIVIDEND
                                                   OF SHARES    (NOTE 1)        YIELD
                                                   ---------   -----------   ------------
       REGIONAL MALL                       0.62%
         Glimcher Realty Trust, 8.125%,
            Series G.............................     10,000   $   255,500       7.95%
         Mills Corp., 7.875%, Series G...........     10,000       257,000       7.67
         Taubman Centers, 8.00%, Series G........     13,500       346,275       7.80
                                                               -----------
                                                                   858,775
                                                               -----------
         TOTAL SHOPPING CENTER...................                1,115,095
                                                               -----------
    SPECIALTY                              0.15%
         Capital Automotive REIT, 8.00%,
            Series B.............................      8,000       210,000       7.62
                                                               -----------
         TOTAL REAL ESTATE.......................               11,861,757
                                                               -----------
  UTILITIES
    ELECTRIC -- INTEGRATED                 1.11%
         NVP Capital I, 8.20%, due 3/31/37,
            Series A.............................      3,900        97,500       8.20
         NVP Capital III, 7.75%, due 9/30/38,
            Series B.............................     32,600       817,282       7.74
         Sierra Pacific Power, 7.80% Series 1....     25,000       630,000       7.74
                                                               -----------
                                                                 1,544,782
                                                               -----------
              TOTAL PREFERRED SECURITIES -- $25
                PAR VALUE
                (Identified
                cost -- $13,769,665).............               13,871,801
                                                               -----------
PREFERRED SECURITIES -- CAPITAL TRUST      2.75%
         AFC Capital Trust I, 8.207%,
            due 02/03/27, Series B...............    600,000       683,029       7.21
         Columbia/HCA, 7.50%, due 11/15/95.......  1,200,000     1,171,818
         Old Mutual Capital Funding, 8.00%,
            due 5/29/49 (Eurobond)...............  1,300,000     1,376,883       7.55
         Pemex Project Funding Master Trust,
            7.75%, due 9/29/49...................    600,000       607,213       7.66
                                                               -----------
              TOTAL PREFERRED
                SECURITIES -- CAPITAL TRUST
                (Identified cost --$3,759,215)...                3,838,943
                                                               -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                     PRINCIPAL       VALUE
                                                       AMOUNT       (NOTE 1)
                                                     ----------   ------------
CORPORATE BOND                               1.88%
         Citizens Communications Co., 9.00%, due
            8/15/31...............................   $1,125,000   $  1,158,750
         Liberty Media Corp., 8.25%, due 2/1/30...      100,000         99,740
         Rogers Cable, 8.75%, due 5/01/32.........      300,000        342,000
         Rogers Wireless Communications, 8.00%,
            due 12/15/12, 144A(d).................      500,000        541,250
         Valor Telecom Enterprise, 7.75%, due
            02/15/15(c)...........................      500,000        478,938
                                                                  ------------
              TOTAL CORPORATE BOND
                (Identified cost -- $2,735,186)...                   2,620,678
                                                                  ------------
COMMERCIAL PAPER                             1.59%
         San Paolo U.S. Finance Co., 2.20%, due
            7/01/05 (Identified
            cost -- $2,210,000)...................    2,210,000      2,210,000
                                                                  ------------
TOTAL INVESTMENTS (Identified
  cost -- $125,963,318)................     99.89%                 139,223,392
OTHER ASSETS IN EXCESS OF LIABILITES...      0.11%                     150,188
                                           ------                 ------------
NET ASSETS.............................    100.00%                $139,373,580
                                           ------                 ------------
                                           ------                 ------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

  (ADR)           American Depositary Receipts.
  (TruPS)         Trust Preferred Securities.
  (PPLUS)         Preferred Plus Trust.
  (COPrS)         Canadian Origin Preferred Securities.

-------------------
Note: Percentages indicated are based on the net assets of the fund.
(a) Dividend yield is computed by dividing the security's current annual dividend rate by its value on June 30, 2005. The current dividend rate does not reflect any potential reclassifications to capital gain or return of capital.
(b) Non-income producing security.
(c) Fair valued security. Aggregate holdings equal 1.50% of net assets.
(d) Resale is restricted to qualified institutional investors; aggregate holdings equal to 0.91% of net assets.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 JUNE 30, 2005

ASSETS:
    Investments in securities, at value (Identified
       cost -- $125,963,318) (Note 1).......................  $139,223,392
    Receivable for fund shares sold.........................     1,226,147
    Dividends and interest receivable.......................       553,421
    Receivable due from advisor.............................        47,397
    Receivable for investments sold.........................        28,857
    Other assets............................................         1,564
                                                              ------------
         Total Assets.......................................   141,080,778
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............     1,433,553
    Payable to investment advisor...........................        82,280
    Payable for fund shares redeemed........................        45,362
    Payable for distribution fees...........................        44,827
    Payable for shareholder servicing fees..................        16,124
    Payable for directors fees..............................         3,616
    Payable to administrator................................         2,195
    Other liabilities.......................................        79,241
                                                              ------------
         Total Liabilities..................................     1,707,198
                                                              ------------
NET ASSETS..................................................  $139,373,580
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital.........................................  $126,324,561
    Undistributed net investment income.....................       168,448
    Accumulated net realized loss on investments and foreign
       currency transactions................................      (379,360)
    Net unrealized appreciation on investments and foreign
       currency translations................................    13,259,931
                                                              ------------
                                                              $139,373,580
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

         STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) -- (CONTINUED)
                                 JUNE 30, 2005

CLASS A SHARES:
    NET ASSETS..............................................  $90,397,287
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    5,963,360
                                                              -----------
         Net asset value and redemption price per share.....  $     15.16
                                                              -----------
                                                              -----------
    Maximum offering price per share ($15.16 [div] 0.955)(a)  $     15.87
                                                              -----------
                                                              -----------
CLASS B SHARES:
    NET ASSETS..............................................  $ 5,633,784
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................      372,767
                                                              -----------
         Net asset value and offering price per share(b)....  $     15.11
                                                              -----------
                                                              -----------
CLASS C SHARES:
    NET ASSETS..............................................  $41,093,849
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    2,717,357
                                                              -----------
         Net asset value and offering price per share(b)....  $     15.12
                                                              -----------
                                                              -----------
CLASS I SHARES:
    NET ASSETS..............................................  $ 2,248,660
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................      148,274
                                                              -----------
         Net asset value, offering and redemption price per
            share...........................................  $     15.17
                                                              -----------
                                                              -----------

-------------------
(a) On investments of $100,000 or more, the offering price is reduced.
(b) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $25,988 of foreign withholding
       tax).................................................     $ 2,088,889
    Interest income.........................................         216,339
                                                                 -----------
         Total Income.......................................       2,305,228
                                                                 -----------
Expenses:
    Investment advisory fees (Note 2).......................         369,919
    Distribution fees -- Class A (Note 2)...................          80,613
    Distribution fees -- Class B (Note 2)...................          16,473
    Distribution fees -- Class C (Note 2)...................         104,774
    Shareholder servicing fees -- Class A (Note 2)..........          32,245
    Shareholder servicing fees -- Class B (Note 2)..........           5,491
    Shareholder servicing fees -- Class C (Note 2)..........          34,925
    Professional fees.......................................          55,750
    Registration and filing fees............................          47,500
    Administration fees (Note 2)............................          44,254
    Shareholder reporting expenses..........................          38,915
    Custodian fees and expenses.............................          30,724
    Transfer agent fees.....................................          28,109
    Directors' fees and expenses (Note 2)...................          25,619
    Line of credit fees (Note 6)............................           1,084
    Miscellaneous...........................................           5,496
                                                                 -----------
         Total Expenses.....................................         921,891
    Reduction of Expenses (Note 2)..........................         (81,173)
                                                                 -----------
         Net Expenses.......................................         840,718
                                                                 -----------
Net Investment Income.......................................       1,464,510
                                                                 -----------
Net Realized and Unrealized Gain (Loss) on Investments:
    Net realized loss on investments and foreign currency
       transactions.........................................        (343,976)
    Net change in unrealized appreciation on investments and
       foreign currency translations........................      10,785,476
                                                                 -----------
         Net realized and unrealized gain on investments....      10,441,500
                                                                 -----------
Net Increase in Net Assets Resulting from Operations........     $11,906,010
                                                                 -----------
                                                                 -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                       FOR THE PERIOD
                                                       FOR THE          MAY 3, 2004(a)
                                                   SIX MONTHS ENDED        THROUGH
                                                    JUNE 30, 2005     DECEMBER 31, 2004
                                                   ----------------   -----------------
Change in Net Assets:
    From Operations:
         Net investment income...................    $  1,464,510        $   265,959
         Net realized gain (loss) on
            investments..........................        (343,976)             1,906
         Net change in unrealized appreciation on
            investments..........................      10,785,476          2,474,455
                                                     ------------        -----------
              Net increase in net assets
                resulting from operations........      11,906,010          2,742,320
                                                     ------------        -----------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income:
              Class A............................        (927,331)          (164,473)
              Class B............................         (44,022)           (16,599)
              Class C............................        (298,793)           (72,168)
              Class I............................         (25,916)           (15,475)
         Net realized gain on investments:
              Class A............................              --            (22,004)
              Class B............................              --             (2,322)
              Class C............................              --            (11,877)
              Class I............................              --             (1,087)
         Tax return of capital:
              Class A............................              --             (7,584)
              Class B............................              --               (765)
              Class C............................              --             (3,328)
              Class I............................              --               (714)
                                                     ------------        -----------
                   Total dividends and
                     distributions to
                     shareholders................      (1,296,062)          (318,396)
                                                     ------------        -----------
    Capital Stock Transactions (Note 5):
         Increase in net assets from fund share
            transactions.........................      83,117,830         43,121,603
                                                     ------------        -----------
              Total increase in net assets.......      93,727,778         45,545,527
    Net Assets:
         Beginning of period.....................      45,645,802            100,275
                                                     ------------        -----------
         End of period(b)........................    $139,373,580        $45,645,802
                                                     ------------        -----------
                                                     ------------        -----------

-------------------
(a) Commencement of operations.
(b) Includes undistributed net investment income of $168,448 and $0, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                           CLASS A
                                                              ---------------------------------
                                                                               FOR THE PERIOD
                                                               FOR THE SIX      MAY 3, 2004(a)
                                                              MONTHS ENDED         THROUGH
PER SHARE OPERATING PERFORMANCE:                              JUNE 30, 2005   DECEMBER 31, 2004
--------------------------------                              -------------   -----------------
Net asset value, beginning of period........................   $    13.78        $    11.46
                                                               ----------        ----------
Income from investment operations:
    Net investment income(b)................................         0.23              0.29
    Net realized and unrealized gain on investments.........         1.32              2.20
                                                               ----------        ----------
        Total from investment operations....................         1.55              2.49
                                                               ----------        ----------
Less dividends and distributions to shareholders from:
    Net investment income...................................        (0.17)            (0.14)
    Net realized gain on investments........................           --             (0.02)
    Tax return of capital...................................           --             (0.01)
                                                               ----------        ----------
Total dividends and distributions to shareholders...........        (0.17)            (0.17)
                                                               ----------        ----------
    Redemption fees retained by the fund....................         0.00(f)             --
                                                               ----------        ----------
        Net increase in net asset value.....................         1.38              2.32
                                                               ----------        ----------
Net asset value, end of period..............................   $    15.16        $    13.78
                                                               ----------        ----------
-------------------------------------------------------------------------------------------
Total investment return(c,d)................................        11.30%            21.80%
                                                               ----------        ----------
                                                               ----------        ----------
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).....................   $     90.4        $      26.9
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of expenses to average daily net assets (before
  expense reduction)(e).....................................         1.66%             3.55%
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of expenses to average daily net assets (net of
  expense reduction)(e).....................................         1.50%             1.50%
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of net investment income to average daily net assets
  (before expense reduction)(e).............................         3.03%             1.26%
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of net investment income to average daily net assets
  (net of expense reduction)(e).............................         3.19%             3.31%
                                                               ----------        ----------
                                                               ----------        ----------
Portfolio turnover rate(d)..................................        10.17%            16.03%
                                                               ----------        ----------
                                                               ----------        ----------

-------------------
(a) Commencement of operations.

(b) Calculation based on average shares outstanding.

(c) Does not reflect sales charges, which would reduce return.

(d) Not annualized.

(e) Annualized.

(f) Amount is less than $0.005.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                                           CLASS B
                                                              ---------------------------------
                                                                               FOR THE PERIOD
                                                               FOR THE SIX      MAY 3, 2004(a)
                                                              MONTHS ENDED         THROUGH
PER SHARE OPERATING PERFORMANCE:                              JUNE 30, 2005   DECEMBER 31, 2004
--------------------------------                              -------------   -----------------
Net asset value, beginning of period........................   $    13.74        $    11.46
                                                               ----------        ----------
Income from investment operations:
    Net investment income(b)................................         0.17              0.21
    Net realized and unrealized gain on investments.........         1.33              2.20
                                                               ----------        ----------
        Total from investment operations....................         1.50              2.41
                                                               ----------        ----------
Less dividends and distributions to shareholders from:
    Net investment income...................................        (0.13)            (0.10)
    Net realized gain on investments........................           --             (0.02)
    Tax return of capital...................................           --             (0.01)
                                                               ----------        ----------
Total dividends and distributions to shareholders...........        (0.13)            (0.13)
                                                               ----------        ----------
    Redemption fees retained by the fund....................         0.00(f)             --
                                                               ----------        ----------
        Net increase in net asset value.....................         1.37              2.28
                                                               ----------        ----------
Net asset value, end of period..............................   $    15.11        $    13.74
                                                               ----------        ----------
                                                               ----------        ----------
-------------------------------------------------------------------------------------------
Total investment return(c,d)................................        10.96%            21.08%
                                                               ----------        ----------
                                                               ----------        ----------
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).....................   $      5.6        $      2.9
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of expenses to average daily net assets (before
  expense reduction)(e).....................................         2.32%             4.66%
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of expenses to average daily net assets (net of
  expense reduction)(e).....................................         2.15%             2.15%
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of net investment income to average daily net assets
  (before expense reduction)(e).............................         2.27%            (0.11)%
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of net investment income to average daily net assets
  (net of expense reduction)(e).............................         2.44%             2.39%
                                                               ----------        ----------
                                                               ----------        ----------
Portfolio turnover rate(d)..................................        10.17%            16.03%
                                                               ----------        ----------
                                                               ----------        ----------

-------------------
(a) Commencement of operations.

(b) Calculation based on average shares outstanding.

(c) Does not reflect sales charges, which would reduce return.

(d) Not annualized.

(e) Annualized.

(f) Amount is less than $0.005.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                                           CLASS C
                                                              ---------------------------------
                                                                               FOR THE PERIOD
                                                               FOR THE SIX      MAY 3, 2004(a)
                                                              MONTHS ENDED         THROUGH
PER SHARE OPERATING PERFORMANCE:                              JUNE 30, 2005   DECEMBER 31, 2004
--------------------------------                              -------------   -----------------
Net asset value, beginning of period........................   $    13.75        $    11.46
                                                               ----------        ----------
Income from investment operations:
    Net investment income(b)................................         0.18              0.22
    Net realized and unrealized gain on investments.........         1.32              2.20
                                                               ----------        ----------
        Total from investment operations....................         1.50              2.42
                                                               ----------        ----------
Less dividends and distributions to shareholders from:
    Net investment income...................................        (0.13)            (0.10)
    Net realized gain on investments........................           --             (0.02)
    Tax return of capital...................................           --             (0.01)
                                                               ----------        ----------
Total dividends and distributions to shareholders...........        (0.13)            (0.13)
                                                               ----------        ----------
    Redemption fees retained by the fund....................         0.00(f)             --
                                                               ----------        ----------
        Net increase in net asset value.....................         1.37              2.29
                                                               ----------        ----------
Net asset value, end of period..............................   $    15.12        $    13.75
                                                               ----------        ----------
                                                               ----------        ----------
-------------------------------------------------------------------------------------------
Total investment return(c,d)..................................      10.95%            21.17%
                                                               ----------        ----------
                                                               ----------        ----------
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).....................   $     41.1        $      14.6
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of expenses to average daily net assets (before
  expense reduction)(e).....................................         2.32%             4.49%
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of expenses to average daily net assets (net of
  expense reduction)(e).....................................         2.15%             2.15%
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of net investment income to average daily net assets
  (before expense reduction)(e).............................         2.35%             0.15%
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of net investment income to average daily net assets
  (net of expense reduction)(e).............................         2.51%             2.49%
                                                               ----------        ----------
                                                               ----------        ----------
Portfolio turnover rate(d)....................................        10.17%            16.03%
                                                               ----------        ----------
                                                               ----------        ----------

-------------------
(a) Commencement of operations.

(b) Calculation based on average shares outstanding.

(c) Does not reflect sales charges, which would reduce return.

(d) Not annualized.

(e) Annualized.

(f) Amount is less than $0.005.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                                           CLASS I
                                                              ---------------------------------
                                                                               FOR THE PERIOD
                                                               FOR THE SIX      MAY 3, 2004(a)
                                                              MONTHS ENDED         THROUGH
PER SHARE OPERATING PERFORMANCE:                              JUNE 30, 2005   DECEMBER 31, 2004
--------------------------------                              -------------   -----------------
Net asset value, beginning of period........................   $    13.78        $    11.46
                                                               ----------        ----------
Income from investment operations:
    Net investment income(b)................................         0.24              0.27
    Net realized and unrealized gain on investments.........         1.34              2.24
                                                               ----------        ----------
    Total from investment operations........................         1.58              2.51
                                                               ----------        ----------
Less dividends and distributions to shareholders from:
    Net investment income...................................        (0.19)            (0.17)
    Net realized gain on investments........................           --             (0.01)
    Tax return of capital...................................           --             (0.01)
                                                               ----------        ----------
Total dividends and distributions to shareholders...........        (0.19)            (0.19)
                                                               ----------        ----------
    Redemption fees retained by the fund....................         0.00(e)             --
                                                               ----------        ----------
        Net increase in net asset value.....................         1.39              2.32
                                                               ----------        ----------
Net asset value, end of period..............................   $    15.17        $    13.78
                                                               ----------        ----------
                                                               ----------        ----------
-------------------------------------------------------------------------------------------
Total investment return(c)..................................        11.53%            21.98%
                                                               ----------        ----------
                                                               ----------        ----------
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).....................   $      2.2        $       1.3
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of expenses to average daily net assets (before
  expense reduction)(d).....................................         1.32%             9.33%
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of expenses to average daily net assets (net of
  expense reduction)(d).....................................         1.15%             1.15%
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of net investment income to average daily net assets
  (before expense reduction)(d).............................         3.26%           - 4.92%
                                                               ----------        ----------
                                                               ----------        ----------
Ratio of net investment income to average daily net assets
  (net of expense reduction)(d).............................         3.43%             3.26%
                                                               ----------        ----------
                                                               ----------        ----------
Portfolio turnover rate(c)..................................        10.17%            16.03%
                                                               ----------        ----------
                                                               ----------        ----------

-------------------
(a) Commencement of operations.

(b) Calculation based on average shares outstanding.

(c) Not annualized.

(d) Annualized.

(e) Amount is less than $0.005.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund's investment objective is total return. The fund had no operations until March 19, 2004 when it sold 10 shares each of Class A, B, C, and 8,720 shares of Class I for $100,275 to Cohen & Steers Capital Management, Inc. Investment operations commenced on May 3, 2004. The authorized shares of the fund are divided into four classes designated Class A, B, C, and I shares. Each of the fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one

--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

    Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

    The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

    To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

    Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

    Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at

--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended
June 30, 2005, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors. For the services provided to the fund, the advisor receives a fee, accrued daily and paid monthly at the annual rate of 0.75% of the average daily net assets of the fund up to and including $1.5 billion and 0.65% of the average daily net asset above $1.5 billion.

    For the six months ended June 30, 2005 and through December 31, 2005, the advisor has contractually agreed to waive its fee and/or reimburse the fund for expenses incurred to the extent necessary to maintain the fund's operating expenses at 1.50% for the Class A shares, 2.15% for the Class B shares and Class C shares and 1.15% for the Class I shares.

    Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.02% of the fund's average daily net assets. For the six months ended June 30, 2005, the fund paid the advisor $9,865 in fees under this administration agreement.

    Distribution Fees: Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor, distributes the shares of the fund. The fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares.

    For the six months ended June 30, 2005, the fund has been advised that the distributor received $14,532 in sales commissions from the sale of Class A shares and that the distributor also received $4,627 and $4,309 of contingent deferred sales charges relating to redemptions of Class B and Class C shares, respectively. The distributor has advised the fund that proceeds from the contingent deferred sales charge on the Class B and C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the fund in connection with the sale of the Class B and C shares, including payments to dealers and other financial intermediaries for selling Class B and C shares and interest and other financing costs associated with Class B and C shares.

    Shareholder Servicing Fees: The fund has adopted a shareholder services plan which provides that the fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the fund's Class A shares and up to 0.25% of the average daily net asset value of the fund's Class B and C shares.

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services.

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2005 totaled $93,086,052 and $9,809,091, respectively.

NOTE 4. INCOME TAX INFORMATION

    At June 30, 2005 the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost............................................  $125,963,318
                                                            ------------
                                                            ------------
Gross unrealized appreciation.............................  $ 13,615,493
Gross unrealized depreciation.............................  $   (355,562)
                                                            ------------
Net unrealized appreciation...............................  $ 13,259,931
                                                            ------------
                                                            ------------

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. At June 30, 2005, the advisor owned 89,747 Class I shares. Transactions in fund shares were as follows:

                                                                 FOR THE PERIOD
                                       FOR THE SIX                MAY 3, 2004*
                                       MONTHS ENDED                 THROUGH
                                      JUNE 30, 2005            DECEMBER 31, 2004
                                 ------------------------   ------------------------
                                   SHARES       AMOUNT        SHARES       AMOUNT
                                 ----------   -----------   ----------   -----------
CLASS A:
Sold...........................   4,131,826   $58,355,818    1,975,846   $26,027,711
Issued as reinvestment of
  dividends and
  distributions................       6,032        87,924        2,670        36,012
Redeemed.......................    (127,307)   (1,835,065)     (25,717)     (335,483)
Redemption fees retained by the
  funda........................          --         1,195           --            --
                                 ----------   -----------   ----------   -----------
Net increase...................   4,010,551   $56,609,872    1,952,799   $25,728,240
                                 ----------   -----------   ----------   -----------
                                 ----------   -----------   ----------   -----------

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

                                                                 FOR THE PERIOD
                                       FOR THE SIX                MAY 3, 2004*
                                       MONTHS ENDED                 THROUGH
                                      JUNE 30, 2005            DECEMBER 31, 2004
                                 ------------------------   ------------------------
                                   SHARES       AMOUNT        SHARES       AMOUNT
                                 ----------   -----------   ----------   -----------
CLASS B:
Sold...........................     179,163   $ 2,512,967      223,491   $ 2,851,112
Issued as reinvestment of
  dividends and
  distributions................         284         4,146           66           905
Redeemed.......................     (15,461)     (218,626)     (14,786)     (201,544)
Redemption fees retained by the
  funda........................          --            72           --            --
                                 ----------   -----------   ----------   -----------
Net increase...................     163,986   $ 2,298,559      208,771   $ 2,650,473
                                 ----------   -----------   ----------   -----------
                                 ----------   -----------   ----------   -----------
CLASS C:
Sold...........................   1,722,257   $24,364,906    1,082,605   $14,056,872
Issued as reinvestment of
  dividends and
  distributions................       1,041        15,169          344         4,638
Redeemed.......................     (65,192)     (926,384)     (23,708)     (312,480)
Redemption fees retained by the
  fund(a)......................          --           479           --            --
                                 ----------   -----------   ----------   -----------
Net increase...................   1,658,106   $23,454,170    1,059,241   $13,749,030
                                 ----------   -----------   ----------   -----------
                                 ----------   -----------   ----------   -----------
CLASS I:
Sold...........................      68,313   $   974,505       84,984   $   983,321
Issued as reinvestment of
  dividends and
  distributions................       1,777        25,916        1,309        17,275
Redeemed.......................     (16,325)     (245,220)        (504)       (6,736)
Redemption fees retained by the
  funda........................          --            28           --            --
                                 ----------   -----------   ----------   -----------
Net increase...................      53,765   $   755,229       85,789   $   993,860
                                 ----------   -----------   ----------   -----------
                                 ----------   -----------   ----------   -----------

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Realty Focus Fund, Inc., and Cohen & Steers Realty Income Fund, Inc. is a party to a $150,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement.

    During the six months ended June 30, 2005, the fund did not utilize the line of credit.

-------------------
* Commencement of operations.

(a) The fund charges a 1% redemption fee on shares sold within six months of the time of purchase.

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED JUNE 30, 2005) (UNAUDITED)

                                   ONE YEAR              SINCE INCEPTION (5/03/04)
                          ---------------------------   ---------------------------
                           INCLUDING      EXCLUDING      INCLUDING      EXCLUDING
                          SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE
                          ------------   ------------   ------------   ------------
Class A.................     23.03%         28.82%         24.71%         29.72%
Class B.................     22.99%         27.99%         24.62%         28.73%
Class C.................     26.96%         27.96%         28.80%         28.80%
Class I.................         --         29.28%             --         30.11%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our website at cohenandsteers.com. The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions on the redemption of fund shares.

Through December 31, 2005, the fund's advisor has contractually agreed to waive certain fees and/or reimburse the fund for expenses. Absent such arrangements, returns would have been lower.

    Return figures for Class A shares are calculated without and with the effect of the initial 4.50% maximum sales charge. Returns for Class B shares are calculated without and with the effect of the maximum 5% contingent deferred sales charge (CDSC), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated without and with the effect of the 1% CDSC charged only on redemptions made within one year of the date of purchase.

                               OTHER INFORMATION

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

                 FOR TOTAL RETURN:                                  FOR TOTAL RETURN:
                  COHEN & STEERS                                     COHEN & STEERS
                  REALTY SHARES                                INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

             FOR HIGH CURRENT INCOME:                           FOR CAPITAL APPRECIATION:
                  COHEN & STEERS                                     COHEN & STEERS
                REALTY INCOME FUND                                 REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

                FOR TOTAL RETURN:                                  FOR TOTAL RETURN:
                 COHEN & STEERS                                     COHEN & STEERS
            INTERNATIONAL REALTY FUND                                UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               For more information about any Cohen & Steers fund
                or to obtain a prospectus please contact us at:
          1-800-330-7348, or visit our Web site at cohenandsteers.com

 Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund.
             Please read the prospectus carefully before investing.

                                     Cohen & Steers Securities, LLC, Distributor

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
                        COHEN & STEERS UTILITY FUND, INC.

OFFICERS AND DIRECTORS                            KEY INFORMATION

Robert H. Steers                                  INVESTMENT ADVISOR
Director and co-chairman                          Cohen & Steers Capital Management, Inc.
                                                  757 Third Avenue
Martin Cohen                                      New York, NY 10017
Director and co-chairman                          (212) 832-3232

Bonnie Cohen                                      SUBADMINISTRATOR AND CUSTODIAN
Director                                          State Street Bank and Trust Company
                                                  225 Franklin Street
George Grossman                                   Boston, MA 02110
Director
                                                  TRANSFER AGENT
Richard E. Kroon                                  Boston Financial Data Services, Inc.
Director                                          66 Brooks Drive
                                                  Braintree, MA 02184
Richard J. Norman                                 (800) 437-9912
Director
                                                  LEGAL COUNSEL
Frank K. Ross                                     Simpson Thacher & Bartlett LLP
Director                                          425 Lexington Avenue
                                                  New York, NY 10017
Willard H. Smith Jr.
Director                                          DISTRIBUTOR
                                                  Cohen & Steers Securities, LLC
C. Edward Ward, Jr.                               757 Third Avenue
Director                                          New York, NY 10017

Adam M. Derechin                                  Nasdaq Symbol: Class A - CSUAX
President and chief executive officer                            Class B - CSUBX
                                                                 Class C - CSUCX
Joseph M. Harvey                                                 Class I - CSUIX
Vice president
                                                  Web site: cohenandsteers.com
Robert S. Becker
Vice president                                    This report is authorized for delivery only to
                                                  shareholders of Cohen & Steers Utility Fund, Inc.
William F. Scapell                                unless accompanied or preceded by the delivery of a
Vice president                                    currently effective prospectus setting forth details of
                                                  the fund. Past performance is of course no guarantee
Lawrence B. Stoller                               of future results and your investment may be worth
Secretary                                         more or less at the time you sell.

Jay J. Chen
Treasurer

John E. McLean
Chief compliance officer and assistant secretary


--------------------------------------------------------------------------------
                                       31

  COHEN & STEERS
   UTILITY FUND



SEMIANNUAL REPORT
  JUNE 30, 2005



COHEN & STEERS
UTILITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS UTILITY FUND, INC.

         By: /s/ Adam M. Derechin
             -------------------------------
                  Name: Adam M. Derechin
                  Title: President and Chief Executive Officer

         Date: August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Adam M. Derechin
             -------------------------------
                  Name:    Adam M. Derechin
                  Title:   President and Chief Executive Officer
                           (principal executive officer)

         By: /s/ Jay J. Chen
             ----------------------------------------
                  Name:    Jay J. Chen
                  Title:   Treasurer
                           (principal financial officer)


         Date: August 23, 2005



                             STATEMENT OF DIFFERENCES

The division sign shall be expressed as....................................[div]
The Section symbol shall be expressed as...................................'SS'